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                                 EXHIBIT 10(BB)

                           AMENDED EXECUTIVE FINANCIAL
                         PLANNING SERVICES PLAN FOR 2000


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                                                                  EXHIBIT 10(BB)

             AMENDED EXECUTIVE FINANCIAL PLANNING SERVICES PLAN 2000

         This nonqualified Plan allows Section 16 Executive Officers of the Corporation to receive reimbursement for payment of fees to attorney, accountant, or financial planning service for tax or estate planning services. Reimbursements are limited to 2.5% of the Executive's base pay annually, grossed up for applicable taxes, and are paid as Special Pay taxable to Executive. The Executive is responsible for payment to the provider of services. Payments under this Plan are expensed as compensation to the Executive when reimbursed and charged to their respective cost center.

         The listing below includes Executives eligible for Plan for the current plan year.

                          SECTION 16 EXECUTIVE OFFICERS

           Moore      Jackson W.                   Chairman and Chief Executive Officer
           DeVaux     Lloyd B.                     Senior Executive Vice President and Chief Information Officer
           Doxey      Bobby L.                     Senior Executive Vice President and Chief Financial Officer
           Duncan     Robert                       Senior Executive Vice President, Corporate Administration
           Henriques  Adolfo                       Chief Executive Officer, Florida Bank
           Kennebeck  Alan                         Senior Executive Vice President, Retail Services
           Poynter    Lou Ann                      Regional Bank Group Manager
           Russell    Michael B.                   Senior Executive Vice President, Lending and Credit Administration
           Schenck    Steven J.                    Chief Executive Officer, Indiana Bank
           White      John V., Jr.                 Chief Executive Officer, Memphis Bank